Exhibit 10.8


                             STOCK PLEDGE AGREEMENT
                             ----------------------

     This STOCK PLEDGE AGREEMENT is made as of January 29, 1999, by and between Chancellor Asset Management, Inc., a Delaware corporation (the "Pledgee"), and
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David  F.  Herring,  an  individual  residing  in  the  State  of  Georgia  (the
"Pledgor").

     WHEREAS,  the Pledgee,  the Pledgor and M. Rea Brookings  ("Brookings") are
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parties to a certain Stock Purchase Agreement, dated as of January 29, 1999 (the
"Stock Purchase Agreement"),  pursuant to which, among other things, the Pledgor
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and Brookings have sold to the Pledgee,  effective as of the date hereof, all of the issued and outstanding capital stock of various entities previously owned by the Pledgor and Brookings;

     WHEREAS, in connection with the transactions contemplated under the Stock Purchase Agreement, (a) the Pledgee has loaned the Pledgor on the date hereof the principal amount of $150,000 (the "Closing Loan"), and (b) the Pledgee will
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loan  the  Pledgor on April 15, 1999 the additional principal amount of $100,000
(the  "Post-Closing Loan"), and the Pledgor has evidenced, or will evidence, the
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Pledgor's  obligation  to repay (i) the Closing Loan by executing and delivering to the Pledgee on the date hereof a Promissory Note in the principal amount of $150,000 (the "Closing Note"), and (ii) the Post-Closing Loan by executing and
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delivering  to  the Pledgee on April 15, 1999 a Promissory Note in the principal amount  of  $100,000  (the  "Post-Closing Note"; which together with the Closing
                             ------------ ----
Note,  the  "Notes");  and
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     WHEREAS,  the  Pledgor owns 2,250,000 shares of the common stock, $.01  par
Value per share (the "Common Stock"), of Chancellor Corporation, a Massachusetts
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corporation  and  the  corporate  parent  of the Pledgee ("Chancellor"), and has
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agreed  to pledge certain of those shares to the Pledgee to secure the Pledgor's obligations  under  the  Notes  and this Agreement (the "Obligations"), upon the
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terms  and  conditions  hereinafter  set  forth;

     NOW, THEREFORE, in consideration of the premises contained herein and for Other good and valuable consideration, the receipt and sufficiency of which are Hereby acknowledged, the parties hereto agree as follows:

     1. PLEDGE OF STOCK,  ETC. The Pledgor  hereby  pledges,  assigns,  grants a
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security  interest in, and delivers to the Pledgee,  to secure the  Obligations, all of the  Pledgor's  right,  title and  interest  in and to 471,698  shares of
Common  Stock held by the  Pledgor  (the  "Pledged  Shares"),  to be held by the
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Pledgee  subject  to  the  terms  and  conditions  hereinafter  set  forth.  The certificate(s) for the Pledged Shares, accompanied by a stock power or other appropriate instrument of assignment thereof duly executed in blank by the
Pledgor,  are  being  delivered  to  the  Pledgee  contemporaneously   herewith.
Notwithstanding anything to the contrary set forth herein, if for any reason the Pledgee fails or refuses to make the Post-Closing Loan to the Pledgor on or before April 15, 1999, the Pledgee will immediately thereafter return to the

Pledgor  forty  percent  (40%) of the  Pledged  Shares  (the  "Returned  Pledged
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Shares");  provided,  however,  that  if  the  Pledgee  subsequently  makes  the
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Post-Closing  Loan to the  Pledgee,  then  the  Pledgor  will  contemporaneously therewith re-pledge the Returned Pledged Shares to the Pledgee to secure the Post-Closing Loan.

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     2.  DEFINITIONS.  Event of Default  shall mean any of the  following (a) an
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Event of  Default  under  either  or both of the  Notes,  or (b) a breach of any obligation of the Pledgor under this Agreement which remains unredmedies by the Pledgor after receipt of written notice thereof from the Pledgee and a ten (10) day period to cure same.

     Stock Collateral shall mean the property at any time pledged to the Pledgee
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hereunder  (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation, any additional stock of Chancellor issued to the Pledgor on account of any stock split, reorganization, recapitalization, reclassification or similar event affecting the Pledged Shares, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Pledgee to the extent expressly permitted by 6.

     3. SECURITY FOR  OBLIGATIONS.  This Agreement and the security  interest in
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and pledge of the Stock  Collateral  hereunder  are made with and granted to the
Pledgee as security for the prompt payment and performance in full of all the Obligations.

     4.  DISTRIBUTIONS  PAID TO  PLEDGEE.  Any  sums or other  property  paid or
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distributed  upon or with  respect  to any of the  Pledged  Shares,  whether  by dividend or redemption or upon the liquidation or dissolution of Chancellor or otherwise, shall, except to the limited extent provided in 6, be paid over and delivered to the Pledgee to be held by the Pledgee pursuant to the terms of this Agreement, as security for the payment and performance in full of all the
Obligations.   In  the  event  that,   pursuant  to  the   recapitalization   or
reclassification of the capital of Chancellor or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Pledged Shares or any property shall be distributed upon or with respect to any of the Pledged Shares, the property so distributed shall be delivered to the Pledgee to be held by it as security for the Obligations. Except to the limited extent provided in 6, all sums of money and property paid or distributed in respect of the Pledged Shares, whether as a dividend or upon such a liquidation,
dissolution,   recapitalization  or  reclassification  or  otherwise,  that  are received by the Pledgee shall, until paid or delivered to the Pledgee, be held in trust for the Pledgee as security for the prompt payment and performance in full of all of the Obligations.

     5. WARRANTY OF TITLE; AUTHORITY. The Pledgor hereby represents and warrants
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that:  (i) the  Pledgor  has good and  marketable  title to the  Pledged  Shares described in 1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances claimed by, through or under the Pledgor, except the pledge and security interest created by this Agreement, and
(ii) the Pledgor has full power, authority and legal right to execute, deliver and perform the Pledgor's obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement. The Pledgor covenants that the Pledgor will defend the Pledgee's rights and security interest in such Pledged Shares against the claims and demands of all persons whomsoever. The Pledgor further covenants that the Pledgor will have the like title to, and right to pledge and grant a security interest, in the Stock Collateral hereafter pledged or in which a

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security  interest  is granted to the Pledgee hereunder and will likewise defend the  Pledgee's  rights,  pledge  and  security  interest  thereof  and  therein.

     6.  DIVIDENDS,  VOTING,  ETC.,  PRIOR TO  MATURITY.  So long as no Event of
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Default shall have occurred and be continuing,  the Pledgor shall be entitled to receive all cash and stock dividends paid in respect of the Pledged Shares, to vote the Pledged Shares and to give consents, waivers and ratifications in respect of the Pledged Shares; provided, however, that no vote shall be cast or
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consent waiver or ratification  given by the Pledgor if the effect thereof would in the reasonable judgment of the Pledgee impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Stock Purchase Agreement or any of the Transaction Documents (as defined in the Stock Purchase Agreement). All such rights of the Pledgor to receive cash and stock dividends, and all such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Pledged Shares, shall immediately cease in the event an Event of Default shall have occurred and be continuing.

     7.  REMEDIES.
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          7.1. IN GENERAL.  If an Event of Default  shall have  occurred  and be
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     continuing,  the Pledgee shall  thereafter  have the  following  rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, all such rights and remedies
     being   cumulative,   not   exclusive,   and   enforceable   alternatively,
     successively or concurrently, at such time or times as the Pledgee deems expedient:

               (a) if the Pledgee so elects and gives notice of such election to the Pledgor, the Pledgee may vote any or all of the Pledged Shares (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Pledgee so elects, for the liquidation of the assets of Chancellor, and give all consents, waivers and ratifications in respect of the Pledged Shares and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so);

               (b) the Pledgee may demand, sue for, collect or make any compromise or settlement the Pledgee deems suitable in respect of any Stock Collateral;

               (c) the Pledgee may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Pledgee thinks expedient, all without demand for performance by the Pledgee or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law; and

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               (d) the Pledgee  may cause all or any part of the Pledged  Shares held by it to be transferred into its name or the name of its nominee or nominees.

          7.2. SALE OF STOCK COLLATERAL.  In the event of any disposition of the
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     Stock  Collateral  as provided in clause (c) of 7.1, the Pledgee shall give to the Pledgor at least five business days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Pledgor hereby acknowledges that five business days prior written notice of such sale or sales shall be reasonable notice. The Pledgee may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Pledgee may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Pledgee may buy at private sale and may make payments thereof by any means. The Pledgee may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Pledgee in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in the order set forth in such order or preference as the Pledgee may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Pledgee of any amount required by 9-504(1)(c) of the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, need the Pledgee account to the Pledgor for any surplus.

          7.3.  PLEDGOR'S  AGREEMENTS,  ETC. The Pledgor further agrees to do or
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     cause to be done all  such  other  acts  and  things  as may be  reasonably necessary to make any sales of any portion or all of the Pledged Shares pursuant to this 7 valid and binding and in compliance with any and all
     applicable  laws  (including,   without   limitation,   the  United  States
     Securities Act of 1993, as amended, the United States Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto, and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or
     awards   of   any   and   all   courts,    arbitrators   or    governmental
     instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this 7 will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this 7 shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          8.  MARSHALLING.  The  Pledgee  shall not be  required  to marshal any
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     present  or future  security  for  (including,  but not  limited  to,  this
     Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Pledgee's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Pledgee's rights under this Agreement, or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding, or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

          9. PLEDGOR'S OBLIGATIONS NOT AFFECTED.  The obligations of the Pledgor
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     hereunder  shall remain full force and effect  without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Pledgee of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (ii) any amendment to or modification of the Stock Purchase Agreement, the Notes or any of the Transaction Documents (as defined in the Stock Purchase Agreement); (iii) any amendment or modification of any of the Obligations; or (iv) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

          10. TRANSFER,  ETC., BY THE PLEDGOR. Without the prior written consent
              -------------------------------
     of the Pledgee, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

          11.  FURTHER  ASSURANCES.  The Pledgor will do all such acts, and will
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     furnish to the Pledgee all such financing statements,  certificates,  legal opinions and other documents, will obtain all such governmental consents and corporate approvals, and will do or cause to be done all such other things as the Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Pledgee hereunder, all without any cost or expense to the Pledgee. If the Pledgee so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Pledgee as a financing statement in any recording office in any jurisdiction.

          12. PLEDGEE'S EXONERATION. Under no circumstances shall the Pledgee be
              ---------------------
     deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Stock Collateral, and (ii) after an Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Stock Collateral or against other parties thereto. The Pledgee's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

          13. NO WAIVER,  ETC.  No act,  failure or delay by the  Pledgee or the
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     Pledgor  shall  constitute  a waiver of the  other's  rights  and  remedies hereunder or otherwise. No single or partial waiver by the Pledgee or the Pledgor of any default or right or remedy that it may have against the other shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives presentment, notice of dishonor and protect of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Notes).

          14.  NOTICE,  ETC.  All  notices,  requests  and other  communications
               ------------
     hereunder shall be made in the manner set forth in the Stock Purchase Agreement.

          15.  TERMINATION.  Upon final payment and  performance  in full of the
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     Obligations,  this Agreement  shall terminate and the Pledgee shall, at the
     Pledgee's request and expense, promptly return such Stock Collateral in the possession or control of the Pledgee as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Pledgee hereunder.

          16. NO  WAIVER.  Neither  this  Agreement  nor any term  hereof may be
              ----------
     changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged.

          17. ASSIGNMENT; SUCCESSORS AND ASSIGNS. The Pledgor may not assign any
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     of its rights or obligations under this Agreement without the prior written consent of the Pledgee. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          18.  GOVERNING  LAW.  THIS  AGREEMENT IS INTENDED TO TAKE EFFECT AS AN
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     INSTRUMENT UNDER SEAL AND THIS AGREEMENT AND THE OBLIGATIONS OF THE PLEDGOR
     HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

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          19. HEADINGS.  The descriptive section headings have been inserted for
              --------
     convenience of reference only and do not define or limit the provisions hereof.

          20. SEVERABILITY,  ETC. If any term of this Agreement shall be held to
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     be  invalid,  illegal or  unenforceable,  the  validity  of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Pledgor and the Pledgee have caused this Agreement to be executed as of the date first above written.

                                 PLEDGEE:

                                 CHANCELLOR  ASSET  MANAGEMENT,  INC.



                                 By:   /s/  Franklyn  E.  Churchill
                                       ----------------------------
                                            Franklyn  E.  Churchill
                                            President

                                 PLEDGOR:


                                       /s/  David  F.  Herring
                                       -----------------------
                                            David  F.  Herring




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